UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2021

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZEST	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K the information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e)

On August 5, 2021, Ecoark Holdings, Inc. (the “Company”) granted Peter Mehring, President and director of the Company and CEO and President of Zest Labs, Inc., 272,252 restricted stock units (“RSUs”) in exchange for cancellation of 672,499 previously issued stock options (the “Options”), of which 100,875 remained unvested. The RSUs were granted under the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”). Each RSU represents a contingent right to receive one share of the Company’s common stock. The grant of the RSUs and the cancellation of the Options were approved by the Compensation Committee. The RSUs will vest in 12 equal quarterly increments with the first vesting date being November 4, 2021, and all RSUs will immediately vest upon (i) Mr. Mehring ceasing to be an employee, advisor, director or consultant for the Company, or (ii) upon a “change of control” of the Company or its wholly-owned subsidiary, Zest Labs, Inc., as defined under the 2017 Plan. Additionally, the Company agreed to grant Mr. Mehring 63,998 RSUs upon the approval by the shareholders of the Company of an increase in the number of shares of common stock authorized for issuance under the 2017 Plan.

The issuance of the RSUs was not registered under the Securities Act of 1933 (the “Securities Act”) in reliance on exemption from registration under Section 4(a) of the Securities Act and Rule 506(b) promulgated thereunder, as Mr. Mehring is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

The foregoing description of the RSUs does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Unit Agreement, dated August 5, 2021, between the Company and Peter Mehring, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Restricted Stock Unit Agreement, dated August 5, 2021, between the Company and Peter Mehring*

*	Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the Securities and Exchange Commission upon request any omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 11, 2021	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

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